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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2008

                            Gouverneur Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         United States                    1-14910               04-3429966
         -------------                    -------               ----------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation )                                      Identification No.)

                  42 Church Street, Gouverneur, New York 13642
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code): (315) 287-2600
                                                            --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
              -------------------------------------------------------------
              RULE OR STANDARD; TRANSFER OF LISTING.
              -------------------------------------

         On September 12, 2008, Gouverneur Bancorp, Inc. (the "Company") announced that the Company had informed the American Stock Exchange of its intent to voluntarily delist its common stock in connection with the previously announced 1-for-100 reverse and 100-for-1 forward stock splits that had been approved by the Company's Board of Directors. The press release is included as
Exhibit 99.1 to this Report and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number        Description
              ------        -----------

              99.1          Press Release dated September 12, 2008


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      GOUVERNEUR BANCORP, INC.



Date: September 12, 2008              By: /s/ Richard F. Bennett
                                          ----------------------
                                          Richard F. Bennett
                                          President and Chief Executive Officer